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                                                                   EXHIBIT 10.42


                   MASTER COMMERCIAL HIRE PURCHASE AGREEMENT

                                NEW SOUTH WALES


                                    between


                         GE CAPITAL AUSTRALIA LIMITED
                             (A.C.N. 008 562 534)


                                      and

                         TOTAL ENERGY SYSTEMS LIMITED
                             (A.C.N. 010 876 150)
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                         GE CAPITAL AUSTRALIA LIMITED
                             (A.C.N. 008 562 534)



                                    MASTER

                      COMMERCIAL HIRE PURCHASE AGREEMENT

                                NEW SOUTH WALES



NOTE: This Master Commercial Hire Purchase Agreement can only be used:

1.)  in New South Wales: AND

2.) if the Customer is a corporation OR, if the Customer is a natural person, where the Equipment to be hired and/or licensed has a cash price of more than $20,000: AND

3.) if the Equipment to be hired and/or licensed includes a commercial vehicle or farm machinery, the cash price in respect of such Equipment is less than $20,000.

Our ref: nswchp.doc
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                   MASTER COMMERCIAL HIRE PURCHASE AGREEMENT

                                   Agreement
                                   Number:    CE0712

THIS AGREEMENT is made

BETWEEN:

     GE CAPITAL AUSTRALIA LIMITED (A.C.N. 008 562 534), a company incorporated in the Australian Capital Territory and having its principal office at 88 Walker Street, North Sydney in the State of New South Wales, of the one part ("GE Capital")

AND:

     THE PARTY OR PARTIES named and described in the Schedule hereto, of the other part ("Customer").

                             PART 1 - PRELIMINARY

1.1  Definitions

     In this Agreement unless the context otherwise requires:

     "Acceptance Date" means, in relation to any Equipment, the date that the Supplement for that Equipment is accepted by GE Capital;

     "Customer" means the party or parties described in the Schedule to this Agreement as the Customer (and where more than one reference to "Customer" is a reference to them jointly, each of them severally, and to any two or more of them jointly) and, in the case of an individual, his executors and administrators and, in the case of a company, its successors;

     "Discount Rate" means the rate per centum per annum equal to the gross internal rate of return applied by GE Capital in calculating the Periodic Payments payable for the hire and/or licence of any Equipment less four per centum (4%);

     "Equipment" means the goods specified in any Supplement(s) to this Agreement;

     "Expiry Date" means, in relation to any Equipment, the last day of the Payment Period of the Supplement in which that Equipment is specified or such other later date as GE Capital agrees to in writing;

     "GE Capital" means GE Capital Australia Limited and its successors and assigns.

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     "Installation Site" means the installation site of any Equipment as specified by the Customer in a Supplement;

     "Officer" means a duly authorized representative of GE Capital;

     "Payment Period" means the period during which the Customer shall make Periodic Payments as set out in Clause 2.4 hereof;

     "Periodic Payments" means the payments referred to in a Supplement.

     "Supplement" means a supplement to this Agreement which refers to this agreement and which has been signed by the Customer and accepted by GE Capital;

     "Supply Agreement" means the agreement for the supply of Equipment between the Customer and the original supplier.

1.2  Formation of Agreement

     This Agreement and any Supplement shall not bind GE Capital unless and until it has been accepted and signed on behalf of GE Capital by an Officer of GE Capital at its Head Office in Sydney. The signing of this Agreement and of any Supplement on behalf of GE Capital shall of itself and without notice thereof to the Customer constitute an acceptance creating a contract between GE Capital and the Customer. Such acceptance shall be evidenced by the return to the Customer in the case of this Agreement of an acknowledgment copy of this Agreement and in the case of any Supplement, an acknowledgment copy of such Supplement, signed by an Officer of GE Capital.

1.3  Term of Agreement

     This Agreement shall be effective and bind the Customer from the date from which it is signed on behalf of GE Capital and shall continue, unless sooner terminated in accordance with this Agreement, in full force and effect until all the Customer's obligations hereunder and under any Supplement are fulfilled.

1.4  Supplements

     This Agreement shall be read in conjunction with any Supplement, which shall be construed as an integral part of this Agreement. The Customer agrees that a Supplement shall be effective and bind the Customer from the date on which it is accepted by GE Capital and that the Customer shall be obliged to take delivery of and take on hire and/or take on licence the Equipment specified in the Supplement and observe and perform its obligations contained herein with respect to that

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     Equipment as from the date of such acceptance including, without limiting the generality of the foregoing, its obligations to insure the Equipment from the date that Equipment is delivered to the Customer.

                   PART II - DELIVERY AND METHOD OF PAYMENT

2.1  Hire

     In accordance with the terms and conditions of this Agreement, GE Capital agrees, at the Customer's request from time to time, to acquire Equipment as specified in a Supplement and to hire that Equipment to the Customer.

2.2  Commencement of Hire

     The hire of any Equipment specified in a Supplement shall commence immediately on the date of the delivery of that Equipment to the Customer and shall continue, subject to Clause 2.6, until the last day of the Payment Period of that Supplement.

2.3  Delivery

     (a) The Customer shall arrange for delivery of the Equipment specified in a Supplement to the Customer's Installation Site and ensure that the Equipment is installed and made ready for operation in accordance with the manufacturer's specifications, all at no cost to GE Capital.

     (b) The Customer agrees that GE Capital shall have no responsibility to the Customer for or arising out of any delay in delivery of any Equipment. The Customer and not GE Capital shall bear the risk of damage to the Equipment incurred in the course of delivery.

     (c) GE Capital does not at any time make any representation or warranty that the premises in which the Equipment is to be installed are in a condition suitable for the delivery, installation or operation of the Equipment.

2.4  Periodic Payments

     (a) A Supplement shall specify a payment period (hereinafter called the "Payment Period") which shall commence on the first day of the month following the last Acceptance Date to occur with respect to the Equipment specified in that Supplement and shall continue for the number of complete calendar months specified in that Supplement.

     (b) The Customer shall pay to GE Capital the Periodic Payments specified in a Supplement in advance as follows:

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          (i)  the first Periodic Payments shall be paid on the first day of the
               Payment Period; and

          (ii) the remaining Periodic Payments shall be paid on the first day of each and every month (or such other periodic period as may be specified in that Supplement) during the Payment Period of that Supplement.

     (c) The Periodic Payments specified in a Supplement shall be paid in Australian dollars to GE Capital at its address specified above or at such other place as GE Capital may direct.

     (d) The Periodic Payments payable in respect of Equipment supplied under Supplements from time to time shall be calculated by reference to GE Capital's costs of funds current at the time of acceptance by GE Capital of such Supplement.

     (e) The Customer shall pay any other moneys payable under this Agreement directly to GE Capital.

2.5  Overdue Moneys

     If any Periodic Payment or other moneys payable hereunder remain unpaid for more than ten (10) days after the due date for payment thereof, the Customer shall pay interest on those moneys calculated on a daily basis at the rate equal to the aggregate of the 90 Days Bank Bill Swap Reference Rate as published in the Australian Financial Review on the date on which the Overdue Moneys first become payable and 4% per annum from and after such due date until payment of such moneys in full to GE Capital. The Customer acknowledges that such interest is a genuine pre-estimate of GE Capital's cost of funding such overdue moneys and is not a penalty.

2.6  Option to Purchase Equipment

     If the Customer is not in breach of any term of this Agreement and no event of default as specified in Clause 3.15 has occurred that it is continuing, the Customer may, at any time during or upon the last day of the Payment Period of a Supplement, elect to purchase, subject to clause 3.9, the Equipment specified in that Supplement by:

     (a)  giving fourteen (14) days prior written notice to GE Capital; and

     (b) where the Customer elects to purchase that Equipment during the Payment Period of that Supplement - paying to GE Capital an amount equal to the total Periodic Payments

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          payable over the balance of the Payment Period of that Supplement brought to a present value as at the date upon which the next following Periodic Payment is due to be paid after the expiration of the fourteen (14) day period referred to in paragraph (a) hereof ("the Exercise Date") by applying the Discount rate to each such Periodic Payment over the period by which the date for payment thereof is by virtue of this Clause brought forward together with an amount equal to any stamp duty payable in respect of such rebated total; and

     (c) paying to GE Capital the amount of any other moneys due, owing or payable to GE Capital by the Customer under this Agreement and upon receipt by GE Capital of all such moneys on or before the Exercise Date, GE Capital shall sell that Equipment to the Customer on the Exercise Date PROVIDED THAT unless and until the Customer makes such election, GE Capital shall retain full title and property to and in that Equipment and the Customer shall be bailee of the Equipment only to use the same subject to the terms and conditions contained herein. The Customer expressly agrees and acknowledges that the option to purchase contained in this Clause shall not extend or apply to any Software whatsoever.

                     PART III GENERAL TERMS AND CONDITIONS

3.1  Use of Equipment

     The Customer agrees that the Equipment shall be used in a proper and skillful manner by properly trained and competent persons in compliance with the manufacturer's requirements, recommendations and instruction manuals and with all laws, rules and regulations of the jurisdiction wherein the Equipment is located from time to time. The Customer shall pay all costs, expenses, fees and charges incurred in connection with the use and operation of the Equipment including but not limited to supplies, fittings and accessories.

3.2  Control of Equipment

     The Customer shall at all times retain possession and control of the Equipment and shall not, without the prior written consent of GE Capital, sell, assign, pledge, lease, mortgage, charge, let or hire, part with possession of or otherwise dispose of or deal with the Equipment or any pan thereof or its interest therein or any part thereof, or remove any item of Equipment from the Installation Site and the Customer shall not agree, attempt, offer or purport to do any such things.

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3.3  Registration and Insurance of Motor Vehicles or Prescribed Goods

     (a) if the Equipment is a motor vehicle, the Customer shall have and keep at its own cost the same duly registered at all times as required by any relevant law in the name of the Customer as if it were the owner and have and keep the same insured against third party risk to the extent required by law by a policy insuring to the benefit of both parties hereto.

     (b) if the Equipment consists of goods to which a register of security interest or encumbrances applies in the relevant State of Territory, the interests of GE Capital shall be registered in the appropriate register as owner of the Equipment.

     (c) if the Equipment consists of goods GE Capital's title to which may be defeated by a subsequent bona fide purchaser of the goods for value without notice of GE Capital's interest, the Customer shall ensure that the goods are sufficiently identified, marked and displayed so as to put third parties on notice of the ownership of GE Capital in the goods. GE Capital may at anytime affix such identifying plates or marks on or to the goods and will at all reasonable times be given access to the goods for such purposes. The Customer shall indemnify GE Capital to the full value of the Equipment should GE Capital's interest and title to the Equipment be lost through the Customer's breach of this provision.

3.4  Maintenance and Repairs

     (a) The Customer agrees that the Equipment shall be maintained in a proper and skillful manner by properly trained and competent persons in compliance with the manufacturer's requirements, recommendations and instruction manuals and with all laws, rules and regulations of the jurisdiction wherein the Equipment is located from time to time. The Customer shall pay all costs, expenses, fees and charges incurred in connection with maintenance of the Equipment.

     (b) The Customer shall keep the Equipment in proper and secure premises and shall at all times, at its own expense, keep the Equipment in proper working order and in as good condition and repair as when delivered (reasonable wear and tear expected) and shall, if the Equipment shall be or become in any way out of order or in need of repair, have the same repaired by skilled and competent persons.

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     (c)  The Customer shall permit GE Capital to enter upon the premises whereon the Equipment may or is supposed to be during the normal business hours of the Customer provided reasonable notice (except in an emergency where no notice shall be required) it is first given to the Customer for the purpose of inspecting and testing the condition thereof or examining the state of repair thereof and GE Capital may serve upon the Customer a notice in writing of any defect or damage for the repair or replacement of which the Customer may be responsible hereunder requiring the Customer within a reasonable time to repair or replace the same. The Customer shall at all times comply with the reasonable requirements of GE Capital as to the repair, renewal or replacement of any Equipment in respect of which the Customer is liable. In the event of the Customer failing to carry out the requirements of GE Capital it shall be lawful but not obligatory for GE Capital to enter upon such premises with workmen and others and all necessary materials for the purposes of carrying out such requirements. The Customer shall reimburse GE Capital on demand for all costs reasonably incurred by GE Capital pursuant to this Clause.

     (d) The Customer shall notify GE Capital in writing immediately if any defect or fault (except those of a trivial nature) occurs in the Equipment or if any repairs (except those of a trivial nature) become necessary for the satisfactory working of the Equipment.

3.5  Taxes, Stamp Duty and Costs

     The Customer agrees to pay and indemnify GE Capital against any and all taxes, costs, fees, duties (Including stamp duty, if any, except where the payment of such stamp duty by the Customer is prohibited by law) or levies now or hereafter imposed or paid or payable by GE Capital or payable by the Customer, in respect of this Agreement, any of the matters contained herein, the Equipment, any Supplement, Periodic Payments or the receipt by GE Capital of any moneys hereunder, together with any penalties or fines in respect of late payment or non-payment thereof and the Customer shall also pay all other costs, expenses and outgoings (including legal costs on a solicitor and client basis) incurred by GE Capital in relation to this Agreement or in the exercise or attempted exercise of any rights or powers conferred on GE Capital hereunder or by the general law.

3.6  Risk

     (a) The Customer shall bear all risk of loss of, damage to or destruction of the Equipment from date of delivery to the Customer's premises until the Equipment is returned to GE

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          Capital whether or not the Equipment is covered by insurance.

     (b) The Customer assumes all risks and liability for the Equipment and for the use, operation, maintenance, repair and storage thereof (including but not limited to loss of profits, loss of revenue, consequential damage, inconvenience or loss of use for any period of time) and for injuries to or deaths of persons and damage to property however arising from or incidental to such use, operation, maintenance, repair or storage whether such injuries to or deaths of persons be of agents or employees of the Customer or of third parties or such damage to property be of the Customer or of third parties.

3.7  Insurance

     (a) The Customer shall at its own cost and in the name of GE Capital and the Customer for their respective rights and interests keep the Equipment insured for an amount not less than the full insurable value thereof with some reputable insurance company in Australia in such form and subject to such conditions and covering all such risks as GE Capital may from time to time require, and, in the absence of any nomination, against loss or damage occassioned by fire, accident theft, windstorm, malicious act, storm, tempest, explosion, rain, water, flood, earthquake and lightning. In addition, the Customer shall at its own cost take out and maintain insurances against public risk liability and other risks which a reasonably prudent businessperson would insure against. The Customer shall deliver such insurances to GE Capital upon demand and shall duly and punctually pay all premiums necessary for effecting and keeping such insurances in force and shall furnish to GE Capital upon demand such certificates or other satisfactory evidence of the maintenance of the insurances required hereunder.

     (b) The Customer shall keep the Equipment insured from the date it is delivered to the Customer until the same is returned to GE Capital in accordance with this Agreement.

     (c) The Customer shall not do or permit or suffer any act, matter or thing whereby. such insurances may be prejudicially affected or invalidated.

     (d) GE Capital shall be entitled to receive all moneys payable under the insurances referred to in Clause 3.7(a) hereof and all moneys which may be payable by and any other person in respect of damage to or loss of the

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          Equipment and the Customer hereby appoints GE Capital its attorney to recover and/or compromise in its and their names any claim for loss or damaize under those insurances or otherwise and to give effectual releases and receipts for the same and hereby irrevocably authorises GE Capital to appropriate any insurance or other moneys received by it as its option towards repair and/or restoration of the Equipment or towards any moneys due or payable by the Customer hereunder or on any other account whatsoever.

     (e)  The Customer shall notify GE Capital in writing within twenty four
          (24) hours immediately following any loss or damage to the Equipment howsoever caused or after the occurence of any event which could or might lead to a claim under any insurance effected in respect of the Equipment.

     (f) In the event of any total or substantial loss or destruction of any Equipment, GE Capital may by notice in writing to the Customer terminate this Agreement with respect to that Equipment and the Customer shall within seven (7) days of such notice of termination pay to GE Capital an amount equal to whichever is the greater of:

          (i) an amount equal to the amount specified as liquidated damages pursuant to Clause 3.17 as if such loss or destruction of that Equipment were a breach of an essential term of this Agreement; or

          (ii) the value of the Equipment immediately prior to such loss or destruction, such value being certified by a dealer or licensed valuer in similar or like goods to that Equipment as selected by GE Capital.

          PROVIDED TRAT GE Capital shall give credit to the Customer for any insurance moneys or proceeds of salvage received by it if and when received but only to the extent of the aforesaid amount.

3.8  Indemnities

     (a) The Customer shall indemnify GE Capital, its representatives and authorized sub-contractors and any assignee of GE Capital from and against any and all losses, damages, injuries, claims, liabilities, demands and expenses, including reasonable legal fees and expenses and claims for loss of profits and/or economic damage, of any nature arising out of the installation, maintenance, removal, use, repair, condition, storage or operation of the Equipment or any part thereof.

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     (b)  The Customer shall indemnify GE Capital, its representatives and authorized sub-contractors and any assignee of GE Capital from and against all losses, damages, claims, penalties, liabilities and expenses of any nature caused by, to, or in respect of the Equipment including (without limitation):

          (i) loss by seizure under distress for rent, execution or other legal process; and

          (ii) loss, destruction or damage to the Equipment by fire, accident or any other cause whatsoever; and

          (iii) any claims arising out of the use, operation or keeping of the Equipment

     (c) The indemnities referred to herein shall continue in full force and effect notwithstanding the termination of this Agreement or any Supplement with respect to any Equipment.

3.9  Ownership

     (a) Subject to Clause 2.6, the Equipment is, and shall at all times be and remain, the property of GE Capital or a related company of GE Capital. The Customer shall have no right, title and interest therein or thereto except as expressly set forth herein.

     (b)  Notwithstanding anything herein contained:

          (i) the Customer agrees and acknowledges that any operating or application software comprised in any of the Equipment (and all upgrades thereto) (together "Software") is licensed to the Customer under the terms of a software license provided by the supplier or proprietor thereof and GE Capital shall have no obligations in respect thereof; and

          (ii) the Customer shall have no right, title or interest in and to such Software save as expressly provided in the license.

3.10 Affixation to Realty

     Except to the extent necessary to enable the proper use of the Equipment, the Customer shall not cause or permit the Equipment to be affixed to any real property or improvements thereon and it is expressly agreed that the Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become, in any manner, affixed or attached to

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     real property or any improvements thereon and it shall not thereby become or be deemed to become a fixture but shall be removable by GE Capital in accordance with this Agreement notwithstanding such affixation.

3.11 Acknowledgment of GE Capital's Interest

     The Customer shall not install, use or place the Equipment or cause or suffer it to be installed, used or placed, upon any premises held or occupied by it as lessee, under-lessee or licensee or which are the subject of any mortgage or charge unless the Customer shall first deliver to GE Capital an acknowledgement in writing signed by the owner of the premises and/or the mortgagee or chargee, as the case may be, that the Equipment is and shall remain the property of GE Capital and shall not be or become landlord's fixtures or a part of the land or subject to any such mortgage or charge notwithstanding that the Equipment may be affixed to the land in any manner whatsoever and that GE Capital may at any time enter on the premises and detach and remove such of the Equipment as shall be on the premises.

3.12 Liens over Equipment

     The Customer shall not suffer any encumbrance, charge or lien of any kind to arise or remain on the Equipment arising or resulting from any act of the Customer except:

     (a) a repairer's lien in which event the Customer shall take the necessary steps to have it removed or satisfied forthwith provided however that if GE Capital so determines it may remove or satisfy the lien at its cost and the Customer shall indemnify GE Capital therefore; and

     (b) such lien or charge as may arise by law in respect of unpaid rates, taxes, fees or duties of any kind whatsoever in which event the Customer shall forthwith pay the same so that the Equipment will be free of any lien or charge.

3.13 Assignment and Sub-Contractors

     The Customer shall not, without the prior written consent of GE Capital, assign this Agreement or any of its rights hereunder. GE Capital may assign this Agreement or any of its rights hereunder and may sell, assign, pledge, mortgage, charge or otherwise dispose of or deal with the Equipment or any part thereof or its interest therein or any part thereof GE Capital may, in its absolute discretion, sub-contract any of its obligations under this Agreement.

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3.14 Essential Terms

     The Customer and GE Capital expressly agree and declare that the Customer's covenants and obligations contained or implied in:

     (a) Clause 2.4 to pay the Periodic Payments specified in any Supplement in the amounts and at the times specified in that Supplement and to pay the same punctually;

     (b)  Clause 3.1 as to the use of the Equipment;

     (c)  Clause 3.7 to insure the Equipment; and

     (d) Clause 3.19 to surrender the Equipment and pay the moneys referred to therein punctually are essential terms of this Agreement and that the breach, non-observance or non-performance of any one or more of such covenants or obligations shall be deemed to be a breach of an essential term of this Agreement by the Customer PROVIDED THAT the presence of this Clause in this Agreement shall not mean or be construed as meaning that there are no other essential terms in this Agreement.

3.15 Default

     In the event that:

     (i) the Customer defaults in the payment of any Periodic Payment or other sum payable hereunder; or

     (ii) the Customer defaults in the observance or performance of any of the other essential terms referred to in Clause 3.14 hereof, or

     (iii) the Customer defaults in the observance or performance of any other term of condition herein and such default is not remedied within thirty (30) days after notice thereof to the Customer by GE Capital; or

     (iv) an order is made, a petition or summons is filled or a resolution is passed for the winding up of the Customer other than for the purposes of reconstruction or amalgamation; or

     (v) the Customer ceases or threatens to cease to carry on its business or to dispose of the whole or a substantial part of its undertaking or the Customer is unable to pay its debts; or

     (vi) a receiver and/or manager or official manager or provisional liquidator is appointed, or an

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           encumbrancer takes possession of the whole or a substantial part of the undertaking or assets of the Customer. or proceedings are taken against the Customer and no defence is entered; or

     (vii) any distress, execution, sequestration or other process is levied against the property of the Customer and the amount of the judgment is not paid out or discharged within seven (7) days; or

     (viii) the Customer convenes a meeting or enters or proposes to enter into an arrangement or composition with its creditors; or

     (ix)   the Customer becomes insolvent or conunits any act of bankruptcy; or

     (x) without the prior written consent of GE Capital, whose consent will not be unreasonably withheld, effective control of the Customer is altered to any material extent from that subsisting at the date of this agreement. For the purposes of this clause effective control" of the Customer means:

            (a) control of the composition of the Board of Directors of the
                Customer; or

            (b) control of more than half of the voting power of the Customer;
                or

            (c) control of more than half of the issued capital of the Customer excluding any part of it which carries no right to participate beyond a specified amount in the distribution of either profit or capital.

     (xi) where the Customer is a partnership, there is, without the prior written eonsent of GE Capital any change in the composition of the partnership except where such change arises as a result of death or disability of a partner.

     THEN in any such event GE Capital, without prejudice to any other right or remedy of GE Capital herein contained or implied or at general law (including the rights of GE Capital under Clause 3.17 when the event is also a breach of an essential term of this Agreement), may at its option:

     (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Customer of the applicable covenants and terms of this

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          Agreement or to recover damages for the breach thereof, and/or

      (b) by notice in writing to the Customer, terminate this Agreement with respect to all or any part of the Equipment hired and/or licensed hereunder, whereupon all the interest of the Customer in such Equipment (hereinafter referred to as "Relevant Equipment") shall cease (but the Customer shall remain liable hereinafter provided) and in such event the Customer shall forthwith return the Relevant Equipment to GE Capital at such place nominated by GE Capital and in default thereof GE Capital may at any time retake possession of the Relevant Equipment and the Customer hereby authorises GE Capital to enter upon any premises where the Relevant Equipment may be located and take possession of the same and the Customer hereby waives and releases GE Capital from any liability for any damage occasioned by the repossession of the same.

3.16  Rights of Termination

      Without prejudice to any other rights and remedies of GE Capital hereunder or at general law, in the event of the termination of this Agreement pursuant to Clause 3.15(b), GE Capital may:

      (i) retain all Periodic Payments and other moneys heretofore paid by the Customer; and

      (ii) re-hire, re-licence or lease or rent all or any part of the Relevant Equipment for such consideration upon such terms as GE Capital thinks fit, or, at its absolute discretion, sell all or any part of the Equipment at public or private sale upon terms as GE Capital thinks fit.

3.17  Liquidated Damages

      Where the Customer breaches or fails to observe or perform an essential term of this Agreement and GE Capital terminates this Agreement with respect to any Equipment under Clause 3.15(b) or by virtue of its rights and remedies at general law, then in addition to and without prejudice to any other right or remedy of GE Capital herein contained or implied or at general law, the Customer shall pay to GE Capital forthwith upon such termination as and by way of liquidated damages an amount equal to the aggregate of:

      (a) all Periodic Payments and other moneys due and payable but unpaid under any of the terms hereof and payable

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            with respect to the Relevant Equipment as at the date of
            termination; and

      (b) the total unpaid Periodic Payments which would have been payable over the balance of the Payment Period (as specified in the Supplement applicable to the Relevant Equipment) had this Agreement not been terminated with respect to the Relevant Equipment brought to a present value as at the date of termination by applying the Discount Rate to each such Periodic Payment over the period by which the date for payment thereof is by virtue of this Clause brought forward together with an amount equal to any stamp duty payable in respect of such rebated total; and

      (c) the costs and expenses, if any, incurred by GE Capital in repossessing the Relevant Equipment and in entering upon and removing that Equipment from the premises whereon they or any part of them are and in making good any injury caused in the said premises or to the property of any person by such entry and of repairs reasonably necessary to bring the Relevant Equipment to a saleable condition and in storing, registering and insuring the Relevant Equipment; and LESS AN AMOUNT EQUAL TO:

            (i) where the Equipment has come into the possession of GE Capital and has been sold by GE Capital, the gross proceeds of sale actually received by GE Capital less all costs and expenses of and incidental to such sale; or (ii) where the Equipment has come into the possession of GE Capital and has been re-hired, re-licensed, leased or rented by GE Capital, the gross payments to be received on any re-hire, re-licence, lease or rental which will fall due for payment in the period between the date of termination of this Agreement and the date on which the relevant Supplement would have expired had it not been terminated, less all costs and expenses of and incidental to such re-hire, re-licence, lease or rental, as the case may be.

3.18  Other Terminations Provisions

      (a) GE Capital may ship the Relevant Equipment to any location it desires in order to effect a re-hire, re-licence, leasing, renting or sale.

      (b) In addition to the foregoing, GE Capital shall be entitled to recover from the Customer any and all damages which GE Capital shall sustain by reason of any breach by the Customer of any of the covenants and terms of this Agreement, together with a reasonable sum for legal fees (including fees on a solicitor and client basis) and such expenses as shall be expended or incurred in the seizure, hire, lease, licence, rental or sale of the Equipment.

      (c) Without limiting Clause (b) above the Customer. agrees to pay or reimburse GE Capital on demand for the costs, charges and expenses of GE Capital in connection with the contemplated or actual enforcement. or preservation of any rights under this Agreement (including, without limitation, any legal fees on a full indemnity basis or solicitor and own client basis, whichever is the higher).

      (d) The Customer hereby authorizes GE Capital to enter any premises occupied by the Customer during ordinary business hours for the purpose of exercising its rights under Clauses 3.16, 3.17 and 3.18.

      (e) The rights and remedies herein provided in favor of GE Capital in the event of default shall not be deemed to be exclusive, but shall be cumulative and shall be in addition to all other remedies available to GE Capital at law, in equity or in bankruptcy.

      (f) GE Capital may from time to time, and on such conditions as it thinks fit, waive its rights arising under Clauses 3.15, 3.16, 3.17 and 3.18 or otherwise, but no such waiver shall affect its rights under those Clauses or otherwise in respect of any further continuing or recurring default, breach or event and the taking of possession of the Relevant Equipment by GE Capital shall not constitute a waiver of any claim of GE Capital for liquidated Damages.

      (g) The amount to be deducted under Clause 3.17(i) and (ii) shall not exceed the total of the amount referred to in Clause 3.17(a) to (c) inclusive.

      (h) If the Relevant Equipment is not returned to or recovered by GE Capital within fourteen (14) days of the date upon which GE Capital is entitled to repossess the Relevant Equipment, no credit shall be given under Clause 3.17 until that equipment comes into the actual possession of GE Capital provided that GE Capital shall be under no obligation to take steps to recover possession of that Equipment.

      (i) The Customer acknowledges that the amount referred to in Clause 3.17 as Liquidated Damages has been assessed as a reasonable pre-estimate for loss of profit and other costs and losses incurred by GE Capital as a result of an early termination of this Agreement with respect to the Relevant Equipment and the establishment costs associated with this Agreement.

      (j) Notwithstanding any termination of this Agreement (for breach of an essential term or otherwise) or the repudiation of this Agreement by the Customer and the acceptance thereof by GE Capital, the provisions of Clauses 3.15, 3.16, 3.17 and 3.18 shall continue as remedies available to be exercised by GE Capital. This Clause shall not limit the generality of any other Clause which would otherwise survive the termination of this Agreement.

3.19  Surrender

      (a) Upon the Expiry Date of any Equipment- the Customer shall, if it has not elected to purchase that Equipment under Clause 2.6, at its own cost assemble that Equipment at a place designated in writing by GE Capital and surrender possession of that Equipment to GE Capital.

      (b) If the Customer fails to so surrender possession of any Equipment in accordance with Clauses 3.19(a), GE Capital may repossess the same and for this purpose may exercise the rights and powers referred to in Clauses 3.15(b), 3.18(b), (c), (d) and (e).

3.20  Limitation of Warranties and Liability

      (a) The Customer acknowledges that in deciding to hire the Equipment and in entering into this Agreement and any Supplement the Customer has not relied in any way on GE Capital's skill or judgement and that the Customer has satisfied himself as to the condition and suitability of Equipment and its fitness for the Customer's purposes. The Customer acknowledges that the Customer prior to the execution hereof examined the Equipment and satisfied himself as to compliance with the description herein as well as its condition, suitability and fitness.

      (b) To the extent permitted by law, all warranties, representations. promises, conditions or statements regarding any Equipment or services to be supplied or performed hereunder, either express or implied, including, without limiting the generality of the foregoing, warranties, representations, promises, conditions or statements as to the suitability or fitness of any Equipment or services for any particular application, other than those expressly referred to herein, are hereby expressly excluded.

      (c) To the extent permitted by law, GE Capital shall under no circumstances be liable in any way whatsoever to the Customer nor shall the Customer have any remedy, in respect of any claim (whether contractual, tortious, statutory or otherwise) for any form of damages, losses, costs, injury or harm sustained or incurred by the Customer in consequence of or resulting directly or indirectly out of the supply, performance or use of any Equipment or in any other goods or services supplied hereunder or by any third party or out of any breach, default, fault or negligence of GE Capital in or in connection with this Agreement or otherwise.

      (d) Without limiting the generality of Clause 3.20(b) hereof, but subject to Clause 3.20(d) hereof, the Customer agrees that GE Capital shall not be liable in respect of any claim of the Customer (whether contractual, tortious, statutory, or otherwise) for any special, incidental, indirect, or consequential damages or for any loss of profits, revenue or data even if GE Capital should have been advised of the possibility of such potential loss or damage. The Customer is solely responsible for the protection and backup of all data and software used in conjunction with the Equipment.

      (e) The terms and conditions in this Agreement that exclude or limit GE Capital liability shall apply only to the extent permitted by law. Provisions of ihe Trade Practices Act, 1974 (as amended) ana other statutes from time to time in force in Australia may apply warranties or conditions or impose obligations upon GE Capiial which cannot be excluded, restricted or modified or cannot be excluded, restricted or modified except to a limited extent. This Agreement shall be read and construed subject to any such statutory provisions. If any such statutory provisions apply, then to the extent to which GE Capital is entitled to do so, its liability under those statutory provisions shall be limited at its option to:

            (A)  in the case of the supply of goods:

                 (i) the replacement of the goods or the supply of equivalent goods; or

                 (ii) the payment of the cost of replacing the goods or of acquiring equivalent goods; or

                 (iii)  the payment of the cost of having the goods repaired; or

                 (iv)   the repair of the goods; or

                 (v) the reftinding to the Customer of the price or fees paid in respect of the goods giving arise to the liability; and

            (B)  in the case of services:

                 (i)    the supplying of the services again;

                 (ii) the payment of the cost of having the services performed again: or

                 (iii) the refunding to the Customer of any sums paid in respect of such services.

3.21  Delays

      GE Capital shall make every effort to perform its obligations to the Customer on time, but shall not be liable for the consequences of any delays in performance caused by any event beyond its reasonable control, including acts of God, war, fire, flood, strike or labour dispute, riot or civil commotion, sabotage or any act of omission of the Customer or of a third party.

3.22  Legal Notice

      Unless otherwise provided in this Agreement any notice required or permitted to be given hereunder to the parties hereto will be deemed to have been duly given if in writing and delivered in person or sent by telegram or telex or mailed by first-class, registered or certified mail, postage prepaid and addressed to the Customer, or GE Capital, as the case may be, at its address set forth herein.

3.23  Certificate

      A statement in writing signed by an Officer of GE Capital of an amount due or owing hereunder as at the date mentioned in such statement and/or as to any other matter or thing concerning or touching the subject matter of this Agreement (including the Discount Rate) shall, in the absence of manifest error, be conclusive evidence that such amount is due or owing hereunder and/or of all such matters or things as are therein set forth.

3.24  Waiver

      (a) No time, indulgence or waiver of its rights under this Agreement granted or purported to be granted by GE Capital shall prejudice or effect GE Capital's interest or rights hereunder or constitute a waiver or release of any breach hereof by the Customer unless made expressly by notice in writing from GE Capital to the Customer and then only in respect to the specific breach referred to.

      (b) Any failure by GE Capital to insist upon strict performance of any of the terms and conditions of this Agreement or any delay by GE Capital in exercising any of its rights and remedies shall not constitute a waiver or variation of such terms and conditions or a waiver of any default of the remedy therefore.

3.25  Severability

      If any of the provisions of this Agreement are or shall become unenforceable, void, voidable or illegal then any such term or provision shall be of no force or effect whatsoever and shall be severed and be deemed to have formed no part hereof ab initio and the other provisions of this Agreement shall continue in full force and effect.

3.26  Blank Spaces

      The Customer herein irrevocably authorises GE Capital to complete any blank spaces appearing in this Agreement or in any Supplement.

3.27  Alterations

      Subject to the obligations of the Customer under Clause 3.4, the Customer shall not make or permit to be made any alterations to the Equipment or affix or install or permit to be affixed or installed any accessories, equipment or device thereon or thereto without the prior written consent of GE Capital and all parts, accessories, equipment or devices which are affixed to or installed upon or in the Equipment shall be deemed to be part of the whole and be the property of GE Capital and subject to all of the terms and conditions of this Agreement.

3.28  The Rights of GE Capital

      If the Customer fails to carry out any of the provisions of this Agreement. GE Capital may without prejudice to any of its other rights or remedies do all things and pay all money necessary to make good such default to the satisfaction of GE

      Capital and any moneys so paid shall be reimbursed to GE Capital upon demand. The Customer acknowledges that GE Capital is at liberty to pay any broker or dealer or any other person who may have introduced the Customer to GE Capital or whom otherwise may have been concerned in arranging this Agreement a commission or otherwise confer a benefit upon such person in respect of any such referral or arrangements.

3.29  Miscellaneous

      (a) The Customer acknowledges that it has read this Agreement (including the terms and conditions set out on each page thereof), understands it and agrees to be bound by it and further agrees that it is the complete and exclusive statement of the Agreement between the parties which supercedes all proposals, oral or written, and all other representations, communications and prior agreements between the parties relating to the subject matter of this Agreement.

      (b) GE Capital may, upon 30 days' prior written notice, modify the terms and conditions of this Agreement provided that such modifications shall only be applicable to Supplements accepted by GE Capital following the 30 day period but otherwise, except for the foregoing, the terms of this Agreement may not be amended, modified or rescinded except by a written instrument signed by all parties, provided that any such instrument shall only be binding upon GE Capital when signed on its behalf by an Officer of GE Capital at its Head Office.

      (c) The terms and conditions contained in this Agreement shall prevail notwithstanding any variance with the terms and conditions of any order or other documentation submitted by the Customer.

      (d) This Agreement shall be construed in accordance with and be governed by the laws in force in State of New South Wales and the parties hereby submit to the non-exclusive jurisdiction of the Courts of that State.

      (e) Subject to the Customer's observing and performing all its covenants and obligations hereunder, GE Capital shall ensure that Customer's quiet possession of the Equipment hired and/or licensed hereunder is not disturbed by GE Capital or any person claiming through or under GE Capital.

      (f) Clause headings are for ease of reference only and shall not affect the construction of this Agreement.

      (g) When two or more parties are named in the Schedule to this Agreement as the Customer, all covenants, agreements, conditions and obligations contained herein shall bind those parties and any two or greater number of them jointly and each of them severally.

      (h) Any gender shall include every other gender and the singular shall include the plural and vice versa.


IN WITNESS WHEREOF the parties to this Agreement have hereunto set their hands and seals on the respective dates indicated below:

THE COMMON SEAL of              )
TOTAL ENERGY SYSTEMS LIMITED    )
(A.C.N. 010 876 150)     )
was hereunto affixed on the     )
14/th/ day of November 1994 by  )
------        --------
the authority of a resolution   )
of the Board of Directors in    )
the presence of:                )   /s/
                                    ---------------------
                                    Director

/s/
--------------------------
Director/Secretary



ACCEPTED for and behalf of GE Capital Australia Limited by its duly authorized Officer on the 21/st/ day of November 1994.
               ------        --------


                              /s/
                              -----------------------------------
                              Authorized Officer


                                   SCHEDULE

Name Of The Customer:    TOTAL ENERGY SYSTEMS LIMITED
                         ----------------------------
                              (A.C.N. 010 876 150)
                              --------------------

Address Or Registered Office: 3/rd/ Floor, 172 Edward Street
                              ------------------------------

State Or Territory Of Incorporation:  Brisbane QLD 4000
                                      -----------------

                             GE CAPITAL AUSTRALIA
                                    LIMITED

                                  SUPPLEMENT


                                    CE0712S1                PREPARED 28  10  94
                                                                     ----------

THIS SUPPLEMENT SHALL BE READ IN CONJUNCTION WITH AND SUBJECT TO THE MASTER OPERATING LEASE / MASTER LEASE / MASTER COMMERCIAL HIRE PURCHASE AGREEMENT NO.:
CE0712   DATED 24/11/94
------         --------

CUSTOMER:   Total Energy Systems Limited (A.C.N. 010 876 150)
            3/rd/ Floor
NAME:       172 Edward Street
ADDRESS:    BRISBANE QLD 40000


                                   EQUIPMENT

                           Location:  SINGLETON NSW


Invoice     Total Energy Systems Limited
-------     ----------------------------

            One (1) only new, Volvo Prime mover Cab Chassis
            Model No.: FL108X4
            ---------  -------
            Engine No.:  TD102FL/261782
            ----------   --------------
            Chassis No.:
            -----------
            SR1700 Gear Box
            Flame Proof Exhaust
            Air conditioning
            BGT20TR Suspension
            390 litre fuel tank
            11m(3) Stainless steel transit mixer barrel
               with Stainless steel main frame
            Stainless steel emulsion storage tanks
            Stainless steel belly and discharger augers
            Hydraulic tanks, Hoses, valves and fittings
            Mono Pumps
            Hose reel with drive and rotary joints
            Electronic control assembly, software
               and load management system
            Regd. No. TIL-452

 . PERIOD OF COMMERCIAL HIRE PURCHASE AGREEMENT SIXTY MONTHS
                                               -----

 . COMMERCIAL HIRE PURCHASE INSTALLMENTS: 60 periodic payments of $9,869.00
                                         --                      ---------
payable monthly in advance, followed by one payment of $23,402.00 at the end of
                            ---------------------------------------------------
the sixtieth month.
------------------

 . INSTALLATION SITE: The equipment listed on this supplement will be located / installed at: Singleton NSW
               -------------

Duly executed for and on behalf of:  Total Energy Systems Limited (A.C.N. 010
                                     ----------------------------------------
876 150)
--------

By its duly authorized officer:     /s/  Stephen T. Gordon
                                    ----------------------

Please print name: Stephen T. Gordon
                   -----------------
Title: Director - Financial Controller
       -------------------------------
Date: 14/11/94
      --------

ACCEPTED for and on behalf of GE Capital Australia Limited by its duly authorized Officer on the 21/st/ day of November, 1994.
                          ------        --------    --



                                        /s/
                                        -------------------------------
                                        Authorized Officer

GE Capital Australia Limited (A.C.N. 008 562 534), a company incorporated in the Australian Capital Territory and having its registered office at 88 Walker Street, North Sydney in the State of New South Wales.

                             GE CAPITAL AUSTRALIA
                                    LIMITED

                                  SUPPLEMENT


                                   CE0712S1              PREPARED 28  10  94
                                                                  ----------

THIS SUPPLEMENT SHALL BE READ IN CONJUNCTION WITH AND SUBJECT TO MASTER
COMMERCIAL HIRE PURCHASE AGREEMENT NO.:  CE0712   DATED 24/11/94
                                         ------         --------

CUSTOMER:   Total Energy Systems Limited (A.C.N. 010 876 150)
            3/rd/ Floor
NAME:       172 Edward Street
ADDRESS:    BRISBANE QLD 40000


                                   EQUIPMENT

                           Location:  SINGLETON NSW


Invoice     Total Energy Systems Limited
-------     ----------------------------

            One (1) only new, Volvo Prime mover Cab Chassis
            Model No.:         FL108X4
            ---------          -------
            Engine No.:        TD102FL\1637603\264955
            ----------         ----------------------
            Chassis No.:       YV5F2CCG9RD562329
            -----------        -----------------
            SR1700 Gear Box
            Flame Proof Exhaust
            Air conditioning
            BGT20TR Suspension
            390 litre fuel tank


 . PERIOD OF COMMERCIAL HIRE PURCHASE AGREEMENT SIXTY MONTHS
                                               -----

 . COMMERCIAL HIRE PURCHASE INSTALLMENTS: 60 periodic payments of $3,654.00
                                         --                      ---------
payable monthly in advance, followed by one payment of $8,665.00 at the end of
                            --------------------------------------------------
the sixtieth month.
------------------

 . INSTALLATION SITE: The equipment listed on this supplement will be located / installed at: Singleton NSW
               -------------

Duly executed for and on behalf of:  Total Energy Systems Limited (A.C.N. 010
                                     ----------------------------------------
876 150)
--------

By its duly authorized officer:     /s/  Stephen T. Gordon
                                    ------------------------------

Please print name: Stephen T. Gordon
                   -----------------
Title: Director - Financial Controller
       -------------------------------
Date: 14/11/94
      --------

ACCEPTED for and on behalf of GE Capital Australia Limited by its duly authorized Officer on the 21/st/ day of November, 1994.
                          ------        --------    --



                                           /s/
                                           ------------------------------
                                           Authorized Officer

GE Capital Australia Limited (A.C.N. 008 562 534), a company incorporated in the Australian Capital Territory and having its registered office at 88 Walker Street, North Sydney in the State of New South Wales.

                             GE CAPITAL AUSTRALIA
                                    LIMITED

                                  SUPPLEMENT


                                   CE0712S3                PREPARED  01  11  94
                                                                     ----------

THIS SUPPLEMENT SHALL BE READ IN CONJUNCTION WITH AND SUBJECT TO MASTER
COMMERCIAL HIRE PURCHASE AGREEMENT NO.:  CE0712   DATED 24/11/94
                                         ------         --------

CUSTOMER:   Total Energy Systems Limited (A.C.N. 010 876 150)
            3/rd/ Floor
NAME:       172 Edward Street
ADDRESS:    BRISBANE QLD 40000


                                   EQUIPMENT

            Location:  Total Energy Systems Limited
                       Broke Road
                       MOUNT THORLEY NSW 2330


Invoice #EQ002353      Clarklift WA Pty Ltd
-----------------      --------------------

                       One (1) only new 1994 Sanderson Model 725C 4/Wheel Drive Teleporter Truck.

                       Serial Number:    MDK 0444
                       Engine Number:    AA 504 20U 226747X